UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2007

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

Pursuant to Kana Software, Inc.’s (“KANA”) announcement on July 6, 2007, KANA will reorganize its sales force and conduct other cost-reduction measures, and a restructuring charge will be incurred under generally accepted accounting principles. At this time, the Registrant has determined that it is not able in good faith to make a determination of the estimates or range of estimates of the charges in connection with the reorganization. KANA will file an amended Current Report on Form 8-K within four business days after it makes a determination of such estimates or range of estimates of the charges.

Item 2.06. Material Impairments.

The information set forth under Item 2.05 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John M. Thompson John M. Thompson Chief Financial Officer

Date: July 12, 2007